UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2012

Inhibitex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50772	742708737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9005 Westside Parkway, Alpharetta, Georgia		30009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 678-746-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On January 7, 2011, Inhibitex, Inc., a Delaware corporation (“Inhibitex” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bristol-Myers Squibb Company, a Delaware corporation (“Bristol-Myers Squibb”), and Inta Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Bristol-Myers Squibb (“Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Shares”) at a price of $26.00 per Share, net to the seller in cash but subject to any required withholding taxes (the “Offer Price”).

The Merger Agreement provides that Sub will commence the Offer within 10 business days after January 7, 2012, and that the Offer will remain open for at least 20 business days.

Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Bristol-Myers Squibb. Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than Shares that are held by Bristol-Myers Squibb, Sub, the Company in treasury or stockholders exercising their appraisal rights under the Delaware General Corporation Law (the “DGCL”)) will be cancelled and converted into the right to receive the Offer Price in cash (without interest and subject to applicable withholding taxes). In addition, each unexpired and unexercised option to purchase Shares then in effect (the “Options”), whether vested or unvested, will be cancelled in exchange for the right to receive the excess, if any, of the Offer Price over the exercise price of such Option immediately prior to the Effective Time. In the event that the exercise price of an Option is equal to or greater than the Offer Price, such Option shall be cancelled for no consideration. Subject to the terms of the underlying warrant agreements, all warrants of the Company will be treated in a similar manner.

If Sub holds 90% or more of the outstanding Shares immediately following consummation of the Offer, the Company, Bristol-Myers Squibb and Sub will take all necessary and appropriate actions to effect a “short-form” merger under the DGCL without additional approval by the Company’s stockholders. Otherwise, the Company will hold a special stockholders’ meeting to obtain stockholder approval of the Merger.

The obligation of Sub to accept for payment and pay for Shares tendered into the Offer is subject to the satisfaction or waiver of a number of conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and there being validly tendered into the Offer (and not properly withdrawn prior to any then scheduled expiration of the Offer) a number of Shares that constitutes at least a majority of the total number of the issued and outstanding Shares determined on a fully-diluted basis (such condition, the “Minimum Condition”). The Minimum Condition may not be waived by Bristol-Myers Squibb or Sub without the prior written consent of the Company. Consummation of the Offer is subject to certain additional conditions, including: (i) accuracy of the Company’s representations and warranties as of the expiration time of the Offer (subject to certain exceptions), (ii) performance in all material respects of the Company’s obligations under the Merger Agreement that are required to be performed prior to the consummation of the Offer, (iii) absence of any order by a governmental entity materially delaying or prohibiting the consummation of the Offer or compelling Bristol-Myers Squibb or Sub to implement certain remedial actions, (iv) absence of any proceeding instituted, pending or threatened in writing by a governmental entity challenging, or seeking to materially delay or prohibit the consummation of the Offer or seeking to compel Bristol-Myers Squibb or Sub to implement certain remedial actions, (v) absence of the enactment of any law that prohibits or makes illegal the acceptance of payment of, or payment for, the Shares, and (vi) absence of any changes, events, circumstances or developments that have had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company. The Merger Agreement does not contain a financing condition.

In addition, subject to the terms of the Merger Agreement, the Company has granted Sub an irrevocable option (the “Top-Up Option”), exercisable only after Sub has accepted and purchased Shares tendered in the Offer and on the terms and conditions set forth in the Merger Agreement, to purchase from the Company that number of Shares equal to the lesser of (i) the number of Shares that, when added to the number of Shares held by Bristol-Myers Squibb and Sub at the time of the exercise of the Top-Up Option, will constitute one Share more than 90% of the total Shares then outstanding (determined after giving effect to the issuance of the Shares pursuant to the Top-Up Option) and (ii) the aggregate number of Shares that the Company is authorized to issue under its certificate of incorporation but that are not issued and outstanding (and are not subscribed for or otherwise committed to be issued).

The Merger Agreement includes customary representations, warranties and covenants of the Company, Bristol-Myers Squibb and Sub. The Company has agreed to operate its business in the ordinary course until the earlier of the termination of the Merger Agreement and the Effective Time. The Company has made representations regarding the absence of certain specified events with respect to the Company’s product, INX-189. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposals.

The Merger Agreement also includes customary termination provisions for both the Company and Bristol-Myers Squibb and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, the Company must pay Bristol-Myers Squibb a termination fee of $75,879,404.

The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made, subject to certain exceptions, solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s stockholders. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Bristol-Myers Squibb, Sub or any of their respective subsidiaries or affiliates.

The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about the Company or Bristol-Myers Squibb. The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Tender and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of the Company (including certain of its directors and its chief executive officer) with beneficial ownership of approximately 17% of the Shares outstanding, entered into a tender and support agreement (the “Tender and Support Agreement”) with Bristol-Myers Squibb, Sub and, solely with respect to certain sections thereof, the Company. Pursuant to the terms and conditions of the Tender and Support Agreement, each stockholder agreed, among other things, (i) to tender all Shares beneficially owned by them pursuant to the Offer, (ii) if necessary, to vote all Shares beneficially owned by them in favor of the adoption of the Merger Agreement and the approval of the Merger and (iii) not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company. The Tender and Support Agreement terminates, among other events, in the event the Merger Agreement is terminated in accordance with its terms.

The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Tender and Support Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events

On January 7, 2012, the Company and Bristol-Myers Squibb issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Bristol-Myers Squibb will cause Sub to file with the U.S. Securities and Exchange Commission (“SEC”) a tender offer statement on Schedule TO. Investors and Inhibitex stockholders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by Inhibitex with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents (once they become available) may be obtained free of charge by directing a request to Bristol-Myers Squibb at www.bms.com or Office of the Corporate Secretary, 345 Park Avenue, New York, New York 10154-0037. A copy of the tender offer statement and the solicitation/recommendation statement will be made available to all stockholders of Inhibitex free of charge at www.inhibitex.com or by contacting Inhibitex, Inc. at 9005 Westside Parkway, Alpharetta, Georgia 30009, Telephone Number (678) 746-1100.

In addition to the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, Bristol-Myers Squibb and Inhibitex file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Bristol-Myers Squibb or Inhibitex at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Bristol-Myers Squibb’s and Inhibitex’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than historical facts included in this report, including statements regarding the timing and the closing of the tender offer and merger transactions; the ability of Bristol-Myers Squibb to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing, are forward looking statements. These intentions, expectations, or results may not be achieved in the future and various important factors could cause actual results or events to differ materially from the forward-looking statements that Inhibitex makes, including uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Inhibitex’s stockholders will tender their stock in the offer; the possibility that competing offers may be made; the possibility that various closing conditions to the transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the business, financial condition, covered assets, liabilities or results of operations of Inhibitex and its subsidiaries, taken as a whole or that would prevent or materially impede, interfere with, hinder or delay the consummation by Inhibitex of the Offer, the Merger or the other transactions contemplated by the Merger Agreement; the absence of certain specified events related to Inhibitex’s product INX-189; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in time in the companies’ periodic reports filed with the SEC, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this report.

There may be events in the future that the companies are unable to predict accurately, or over which they have no control. Inhibitex’s business, financial condition, results of operations and prospects may change. Inhibitex may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information. Inhibitex qualifies all of the information contained in this report, and particularly these forward-looking statements, by these cautionary statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 7, 2012, by and among Bristol-Myers Squibb Company, Inta Acquisition Corporation and Inhibitex, Inc.

10.1	Tender and Support Agreement, dated as of January 7, 2012.

99.1	Joint Press Release issued by Bristol-Myers Squibb Company and Inhibitex, Inc. on January 7, 2012 (incorporated by reference to the Schedule 14D-9 filed by Inhibitex, Inc. on January 9, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc.

January 10, 2012	By:	/s/ Russell H. Plumb
	Name:	Russell H. Plumb
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 7, 2012, by and among Bristol-Myers Squibb Company, Inta Acquisition Corporation and Inhibitex, Inc.

10.1	Tender and Support Agreement, dated as of January 7, 2012.

99.1	Joint Press Release issued by Bristol-Myers Squibb Company and Inhibitex, Inc. on January 7, 2012 (incorporated by reference to the Schedule 14D-9 filed by Inhibitex, Inc. on January 9, 2012).